Note 17 - Employee Stock Purchase Plan	12 Months Ended
Dec. 31, 2014
Disclosure Text Block Supplement [Abstract]
Compensation and Employee Benefit Plans [Text Block]

NOTE 17 - EMPLOYEE STOCK PURCHASE PLAN

Since 2000, the Company has maintained successive five-year Employee Stock Purchase Plans for the benefit of officers and employees which allow officers and employees to have the Company make payroll withholdings for the purpose of buying Company stock. The current plan expires in 2015. The purchase price is 85 percent of the closing quoted market price of the first or last business day of the quarter, whichever is less. Shares are purchased immediately following the last business date of the quarter. During 2014 and 2013, the Company issued 14,512 and 16,547 shares of common stock, respectively, under this plan. Proceeds from stock issuances during 2014 and 2013 totaled $99,000 and $107,000, respectively.